UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 2, 2007

The Allied Defense Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11376	04-2281015
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8000 Towers Crescent Drive, Suite 260, Vienna, Virginia		22182
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 847-5268

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The text set forth in Item 5.02 regarding the employment agreement of Deborah F. Ricci is incorporated into this section by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2007, The Allied Defense Group, Inc. ("Allied" or the "Company") issued a press release announcing that Robert Dowski has resigned as Chief Financial Officer ("CFO") effective April 6, 2007.

The Company further announced that Deborah F. Ricci has been selected to succeed Mr. Dowski as CFO, effective April 6, 2007 (the "Start Date"). Ms. Ricci is being promoted from her position as Controller and Corporate Secretary, which she has held since early 2006. Ms. Ricci has extensive experience as a financial executive, including serving as Chief Financial Officer of Hemagen Diagnostics, Vice President of Finance and Administration of Redwood Venture Capital, and Chief Financial Officer and Vice President of J.E. Morgan Knitting Mills.

Ms. Ricci has agreed to the terms of an employment agreement with the Company. The employment agreement, signed March 30, 2007, provides for an annual salary of $200,000, the potential to earn an annual bonus of 40% of the annual salary upon satisfaction of certain performance standards, and the potential to earn a greater annual bonus if the performance standards are exceeded. Upon certain terminations of Ms. Ricci's employment, she will be entitled to receive her annual salary for up to two (2) years following such termination. Ms. Ricci will be granted on the Start Date 9,000 shares of restricted Company stock, which will vest over a three year period.

Attached hereto as Exhibit 99.1 is a copy of Allied's news release dated April 2, 2007.

Item 9.01 Financial Statements and Exhibits.

News release of The Allied Defense Group, Inc., issued April 2, 2007.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Because statements iclude risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in filings by the Company with the Securities and Exchange Commission.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Allied Defense Group, Inc.

April 2, 2007	By:	John J. Marcello

Name: John J. Marcello
Title: Chief Executive Officer and President

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated as of April 2, 2007.